Exhibit 99.1

Shenandoah Telecommunications Company INVESTOR PRESENTATION November 2013 NASDAQ: SHEN Exhibit 99.1

* Safe Harbor Statement This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following: Increasing competition in the communications industry; and A complex and uncertain regulatory environment. A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

* Use of Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

* Company Overview Diverse Revenue Streams 3 complementary revenue streams: Wireless, Cable and Wireline All divisions are OIBDA positive Substantial Network Upgrade Both 4G and Cable upgrades complete in 2013 CapEx expected to reduce significantly in 2014 Significant Opportunity for Improved Cable Performance Acquired neglected assets Making progress building the Shentel Cable brand Tower Leasing Business Provides Steady Recurring Cash Flow We own over 150 towers with an average of 2.5 tenants each Fiber We control 3,664 route miles of fiber Writing $1 million of fiber revenue contracts monthly Providing a broad range of diversified communications services to customers in the Mid-Atlantic United States and the exclusive personal communications service ("PCS") Affiliate of Sprint in portions of Pennsylvania, Maryland, Virginia and West Virginia.

* Building Value Since 1902 *Adjusted for stock splits Founded in 1902 as a farmer’s mutual 4G Book Value per share Dividend payment per share Dividend payment per share Book Value per share*

* Tail End of Significant Capital Expenditures Acquisitions Upgrades Reduced CapEx 2008-2010 2010-2013 2014 Cable Upgraded acquired networks to offer “Triple Play” with robust high speed data offering Streamline network to gain operating efficiency Wireless Investing heavily in upgrading wireless networks to 4G LTE as part of the Sprint Network Vision project Capital Expenditures should decrease after network upgrades are complete Expect enhanced free cash flow We Are Here Cable Acquired various cable assets in West Virginia, Maryland and Virginia Many assets had been neglected by former owners Wireless Acquired 50,000 Virgin Mobile customers and began selling Virgin Mobile and Boost prepaid

* External Revenues by Segment ($ in thousands)

* Historical Net Income 25.5% Growth ($ in millions) 102% Growth

* Adjusted OIBDA by Segment ($ in millions) 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13

* WIRELESS SEGMENT

* One of only 2 Sprint affiliates 2.1 million covered POPs 400k total subscribers 19% penetration of covered POPs 525 base stations 95% of POPs covered by 4G LTE Network Overview

* Attractive Relationship With Sprint Nextel LONG TERM CONTRACT: Initial contract term to 2024 Two 10-year renewals Payment at termination 22% Fee (Management: 8%; Service: 14%); capped for the duration of the contract Spectrum Brand National Platform Access to Sprint vendors on similar terms Billing Customer Care Long Distance Travel/Roaming National Distribution (Commissions and Handset Subsidies) SPRINT PROVIDES:

* 4G has data speeds of 8x to 10x 3G speeds Provide 4G LTE service in entire coverage area Keeps Shentel’s network aligned with Sprint’s Allows Shentel to remain competitive with Verizon and AT&T Improve customers’ experience Provide better in-building and overall coverage Converted thousands of iDEN customers to our network Why We Invested in Sprint’s Network Vision

* PCS Subscriber Growth

* Diverse PCS Sales Channels Postpaid Retail Channels Postpaid Retail Channels Corporate 15 Branded 23 Local Agents 8 Nationals (Big Box Retailers) 75 Total 121

* Growth Rate and Penetration Compare Well to Peers Source: Company filings, SNL Kagan, and Shentel estimates; covered pops and penetration as of June 30, 2013; % growth for trailing twelve months as of June 30, 2013. As of 6/30/2013 As of 6/30/2013 As of 6/30/2013 As of 6/30/2013 As of 6/30/2013 As of 6/30/2013 As of 6/30/2013 As of 6/30/2013 Shentel PCS nTelos US Cellular Leap Sprint Nextel Verizon Wireless AT&T Mobile Covered POPS (in 000s) 2,063 6,000 31,822 96,200 282,000 302,000 317,000 % Growth 6.9% 7.1% (13.4%) (18.0%) (5.0%) 6.3% 2.5% Penetration 19.3% 7.6% 15.8% 5.0% 19.0% 33.2% 34.0%

* Gross Billed Revenues - Postpaid ($ millions) PCS Revenues - Postpaid * Net service fee increased from 12% to 14% effective 8/1/2013 *

* Gross Billed Revenue per Postpaid User – Data & Voice 1 1 – Before Service credits, bad debt, Sprint fees. Key PCS Results – Average Postpaid

* Gross Billed Revenues - Prepaid ($ millions) PCS Revenues - Prepaid

* Gross Billed Revenue per Prepaid User Key PCS Results – Average Prepaid

Steady Recurring Cash Flow Mobile Tower Leasing Tower lease revenue of $10.1 million over the TTM with $5.7 million of EBITDA Long-term opportunity to increase leasing revenues given growing demand for data Company owns 153 cell towers Most carriers do not own their own towers 21

* CABLE SEGMENT

* Focus on broadband Diversifies revenue streams Opportunity to consolidate cable providers in region Strong regional presence Long-term opportunity to acquire/upgrade neglected markets Strong demand in the region for high-speed “triple play” offering Net Promoter Score has improved from -5 in 2010 to +35 in 2013 Cable: Important Growth Initiative Since 2008

* Cable Network Shentel Fiber Routes Leased Routes Planned Routes Shentel POP Internet POP Master Headend WV VA MD DC

* Cable Competitive Advantage Verizon/CenturyLink/Frontier DSL– slower service Requires significant capital expenditure to offer comparable service to Cable Loss of cash flow from shrinking voice service Bundling of satellite video with their voice and DSL Dish/DirecTV Bundling of telco, DSL and voice with their video Satellite internet is fast but has limited capacity No local presence Shentel Cable Improved customer experience: higher speeds, lower cost, and choice to bundle or pick and choose services We own/control our backbone fiber network and our telephone switch Local/Regional focus Competitors

* Customers 76,130 74,726 75,386 74,798 75,573 74,557 75,324 RGU’s/Customer 1.50 1.51 1.52 1.54 1.54 1.56 1.58 Sequential RGU Growth RGU = Revenue Generating Unit

* Average Monthly Revenue per RGU Average Monthly Revenue per Customer* *Average monthly revenue per video subscriber was $94.96 and $107.05 for Q3 2012 and Q3 2013, respectively. Average Monthly Revenue is Growing

* * Note: Peer Average information derived from SNL Kagan data as of 6/30/2013 for 10 comparably sized companies: Blue Ridge Cable; Baja Broadband; WEHCO Video; Zito Media; Fidelity Communications; Allegiance Communications; James Cable; Schurz Communications; Comporium Communications; CMA Communications. September 30, How Does Shentel Compare? Acquired Neglected Markets; Opportunity to Drive Higher Penetration September 30, September 30, September 30, September 30, September 30, Peer 2011 2012 2013 Average* Video Homes Passed Homes Passed 181,351 183,375 184,841 Penetration Penetration 36.5% 34.1% 32.3% 35.9% High-speed Internet High-speed Internet High-speed Internet Available Homes Available Homes 155,120 157,338 166,898 Penetration Penetration 23.0% 25.7% 26.7% 26.0% Voice Available Homes Available Homes 142,236 150,944 161,932 Penetration Penetration 6.2% 7.8% 8.9% 5.9%

* WIRELINE SEGMENT

* Access line loss of 1.3% in past 12 months vs. 9.0% for the industry* Broadband penetration in LEC area at 56.3% Total connections at 9/30/13 of 34.7 thousand *Source: SNL Kagan 6/30/13 Access lines (000s) DSL Customers (000s) Key Wireline Operational Results

* Wireline Segment – Fiber Sales Activities 2010, 2011 and 2012 amounts are annual totals; 2013 amount is for the nine months ended September 30. Typical contract length is 60 months

* Fiber Network 3,600+ fiber route-miles 40% in Wireline markets 60% in Cable markets WV VA MD DC 32 Shentel Fiber Routes Leased Routes Planned Routes

* CAPITAL INVESTMENT

* Cable upgrades are complete. Fiber will continue to be installed through end of 2013. Network Vision spend of $55M in 2012, $50M in 2013. Approx. $17M of planned FY’13 spend is being shifted into 2014. CapEx should decrease significantly in 2014. Capex Spending ($ millions) * Capex spending for 2012 included $24.7 million of contracted commitments that were included in accounts payable at 12/31/12. Investing in the Future

* Q&A

* APPENDIX

* Postpaid PCS Customers Top Service Plans – 81% of Gross Adds Everything Data 1500 – 46% Unlimited, My Way – 27% Everything Data 450 – 9% Top Devices – New Activations – All Channels Samsung Galaxy S III 32% iPhone 23%  Samsung Galaxy S4 12% Top Picks 3Q13 Smartphones made up 72% of the Postpaid base in Q3 2013, up from 65% in Q4 2012 and 61% in Q3 2012. * * New Service Plan offered in Q3 2013

* Gross Additions (000s) Cumulative Customers (000s) PCS Postpaid Statistics

* Gross Additions (000s) Cumulative Customers (000s) PCS Prepaid Statistics *The loss of customers in Q2’13 related to more stringent governmental requirements for customers renewing their eligibility for the government subsidized Assurance program.

* Churn % Average Gross Billed Revenue PCS Postpaid Statistics

* Churn % Average Gross Billed Revenue PCS Prepaid Statistics

* Top Ten Shareholders at 6/30/13 Holder Name / Fund Name Mkt Val Holdings Style BlackRock Fund Advisors 49,759,280 Index The Vanguard Group, Inc. 29,339,079 Index Christopher E. French 25,786,572 Individual Crow Point Partners LLC 15,782,500 Yield Columbia Management Investment Advisers LLC 12,330,118 Growth Dimensional Fund Advisors, Inc. 11,299,227 Growth & Value SSgA Funds Management, Inc. 11,127,492 Index Northern Trust Investments, Inc. 9,862,832 Index & Growth Aberdeen Asset Managers Ltd. 7,111,461 GARP Teton Advisors, Inc. (Investment Management) 6,880,555 Growth